AMENDMENT NO. 10
                                       TO
                         ALLTEL CORPORATION PENSION PLAN
                          (January 1, 1994 Restatement)


           WHEREAS, ALLTEL Corporation (the "Company") maintains the ALLTEL Corporation Pension Plan, as amended and restated effective January 1, 1994, and subsequently further amended, (the "Plan"); and

           WHEREAS, the Company desires further to amend the Plan;

           NOW, THEREFORE, the Company hereby amends the Plan in the respects hereinafter set forth.

           1. Effective as of January 31, 1997, Section 13 of the Plan is amended by adding the following Section 13.26 thereto:

13.26  Employees of Frontier Cellular of Alabama, Inc.

      (a)  Effective Date - January 31, 1997.

      (b)  Account - None.

      (c)  Minimum Normal Retirement Pension - None.

      (d)  Minimum Early Retirement Pension - None.

      (e)  Minimum Disability Retirement Pension - None.

      (f)  Minimum Deferred Vested Pension - None.

      (g)  Minimum Death Benefit - None.

      (h)  Prior Plan Offset - Not Applicable.

      (i)  Provision Relative to Section 401(a)(12) of the Code - Not
           Applicable.

      (j) Miscellaneous - See APPENDIX AA - SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF FRONTIER CELLULAR OF ALABAMA, INC. which follows immediately hereafter.

                                   APPENDIX AA
               SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
                                       OF
                       FRONTIER CELLULAR OF ALABAMA, INC.


Effective as of January 31, 1997, certain employees of Frontier Cellular of Alabama, Inc. ("Frontier Cellular") became employees of the Controlled Group.

Notwithstanding any other provision of the Plan, the Plan is modified as set forth below with respect to active employees of Frontier Cellular who became employees of the Controlled Group on January 31, 1997.

A.  Section 1.07 is modified by adding to the definition thereof the following:

    1.07AA "Basic Compensation" shall include only amounts earned after January 30, 1997.

B.  Section 1.14 is modified by adding to the definition thereof the following:

    1.14AA "Compensation" shall include only amounts earned after January 30, 1997.

C.  Section 1.37(g) is modified as follows:

    1.37(g)AA  Vesting Service

               (a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

                     (i) Service Prior to January 31, 1997: An Employee's period(s) of employment with Frontier Cellular prior to January 31, 1997, shall be counted as Vesting Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.
                     (ii) Service From and After January 31, 1997: In accordance with the provisions of Section 1.37(g).

                                        2

D.  Section 1.37(d) is modified as follows:

    1.37(d)AA  Benefit Service

               (a) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

                     (i)   Benefit Service Prior to January 31, 1997: None.

                     (ii) Benefit Service From and After January 31, 1997: In accordance with the provisions of Section 1.37(d).

E.  Section 1.37(f) is modified as follows:

    1.37(f)AA  Eligibility Year of Service

               (a) A Participant's Eligibility Years of Service under the Plan shall be determined in accordance with the following:

                     (i) Service Prior to January 31, 1997: An Employee's period(s) of employment with Frontier Cellular prior to January 31, 1997, shall be counted as Eligibility Years of Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

                     (ii) Service From and After January 31, 1997: In accordance with the provisions of Section 1.37(f).

               2. Effective as of September 30, 1997, Section 13 of the Plan is amended by adding the following Section 13.27 thereto:

13.27  Employees of Georgia Telephone Corporation

      (a)  Effective Date - September 30, 1997.

      (b)  Account - None.

      (c)  Minimum Normal Retirement Pension - None.

      (d)  Minimum Early Retirement Pension - None.

      (e)  Minimum Disability Retirement Pension - None.

                                        3

      (f)  Minimum Deferred Vested Pension - None.

      (g)  Minimum Death Benefit - None.

      (h)  Prior Plan Offset - Not Applicable.

      (i)  Provision Relative to Section 401(a)(12) of the Code - Not
           Applicable.

      (j) Miscellaneous - See APPENDIX BB - SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF GEORGIA TELEPHONE CORPORATION which follows immediately hereafter.
                                        4

                                   APPENDIX BB
               SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
                                       OF
                          GEORGIA TELEPHONE CORPORATION


Effective as of September 30, 1997, certain employees of Georgia Telephone Corporation ("Georgia Telephone") became employees of the Controlled Group.

Notwithstanding any other provision of the Plan, the Plan is modified as set forth below with respect to active employees of Georgia Telephone who became employees of the Controlled Group on September 30, 1997.

A.  Section 1.07 is modified by adding to the definition thereof the following:

    1.07BB "Basic Compensation" shall include only amounts earned (as an Employee of an Employer) after September 29, 1997.

B.  Section 1.14 is modified by adding to the definition thereof the following:

    1.14BB "Compensation" shall include only amounts earned (as an Employee of an Employer) after September 29, 1997.

C.  Section 1.37(g) is modified as follows:

    1.37(g)BB  Vesting Service

               (a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

                     (i) Service Prior to September 30, 1997: An Employee's period(s) of employment with Georgia Telephone prior to September 30, 1997, shall be counted as Vesting Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

                     (ii) Service From and After September 30, 1997: In accordance with the provisions of Section 1.37(g).

                                        5

D.  Section 1.37(d) is modified as follows:

    1.37(d)BB  Benefit Service

               (a) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

                     (i)   Benefit Service Prior to September 30, 1997: None.

                     (ii)  Benefit Service From and After September 30, 1997:
                           In accordance with the provisions of Section
                           1.37(d).

E.  Section 1.37(f) is modified as follows:

    1.37(f)BB  Eligibility Year of Service

               (a) A Participant's Eligibility Years of Service under the Plan shall be determined in accordance with the following:

                     (i) Service Prior to September 30, 1997: An Employee's period(s) of employment with Georgia Telephone prior to September 30, 1997, shall be counted as Eligibility Years of Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

                     (ii) Service From and After September 30, 1997: In accordance with the provisions of Section 1.37(f).

          IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 24th day of October, 1997.


                             ALLTEL CORPORATION


                             By: /s/John L. Comparin
                                 Title: V.P. Human Resources and Administration

                                        6
                                       83